EXHIBIT 23.1

CONSENT OF DELOITTE AND TOUCHE LLP, INDEPENDENT AUDITORS


INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in Registration
Statement No. 333-53141 of Boatracs, Inc. on Form S-8 of our report dated
July 31, 1998 on the financial statements of Enerdyne Technologies, Inc., appearing in this Amendment No. 2 to Current Report on Form 8-K/A of Boatracs, Inc. filed on or about November 18, 1998.





/s/ DELOITTE AND TOUCHE LLP
San Diego, California
November 18, 1998